UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 5, 2025

Bath & Body Works, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8344			31-1029810
(Commission File Number)			(IRS Employer Identification No.)

Three Limited Parkway
Columbus,	OH		43230
(Address of Principal Executive Offices)			(Zip Code)
(614) 415-7000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BBWI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Bath & Body Works, Inc. (the "Company") held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 5, 2025. The matters voted upon at the Annual Meeting, each of which is described in the Company’s 2025 Proxy Statement filed on April 25, 2025 (the “Proxy Statement”), and the results of the voting were as follows:
Election of Directors(1)
Alessandro Bogliolo, Lucy O. Brady, Francis A. Hondal, Danielle M. Lee, Sarah E. Nash, Juan Rajlin, Stephen D. Steinour, J.K. Symancyk, and Steven E. Voskuil were elected to the Board for a term of one year. Of the 189,634,326 shares present in person or represented by proxy at the meeting, the number of shares voted for, the number of shares voted against, the number of shares abstained and the number of broker non-votes were as follows, with respect to each of the nominees:

	For	Against	Abstain	Broker Non-Votes
Alessandro Bogliolo	170,270,494	8,623,989	309,997	10,429,847
Lucy O. Brady	177,311,392	1,527,667	365,421	10,429,847
Francis A. Hondal	177,943,825	947,029	313,626	10,429,847
Danielle M. Lee	177,294,456	1,547,087	362,937	10,429,847
Sarah E. Nash	177,839,601	1,058,255	306,623	10,429,847
Juan Rajlin	177,335,369	1,487,072	382,039	10,429,847
Stephen D. Steinour	176,354,697	2,526,556	323,227	10,429,847
J.K. Symancyk	177,349,787	1,506,987	347,705	10,429,847
Steven E. Voskuil	178,425,342	465,301	313,836	10,429,847
(1)As previously announced in the Company's Current Report on Form 8-K filed on May 19, 2025, prior to the Annual Meeting, Gina R. Boswell resigned from the Board of Directors of the Company on May 16, 2025. All votes cast for the election of Ms. Boswell were disregarded.

Ratification of the Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year was ratified, with 185,693,927 shares voting for the appointment, 3,698,452 shares voting against the appointment and 241,948 shares abstaining.

Advisory Vote on Executive Compensation

The compensation of the Company’s named executive officers as described in the Proxy Statement was approved by the Company’s stockholders, on an advisory basis, with 176,685,807 shares voting for the Company’s executive compensation, 2,201,152 shares voting against the Company’s executive compensation, 317,521 shares abstaining and 10,429,847 broker non-votes. 98.77% of the shares voting on the proposal voted in favor of the proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bath & Body Works, Inc.

Date:	June 5, 2025	By:	/s/ MICHAEL C. WU
Michael C. Wu
Chief Legal Officer and Corporate Secretary